CERTIFICATION
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

         In connection with the Annual Report on Form 10-K of Charleston Basics, Inc. (the "Company") for the year ended March 31st, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Michael Lieber, as Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the
Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 25th, 2008	By: /s/ Michael Lieber
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Michael Lieber,
Chief Executive Officer
Chief Financial Officer